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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 21, 2001
                                -----------------
                Date of report (Date of earliest event reported)

                           IONIC FUEL TECHNOLOGY, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

                1-13234                                06-1333140
                -------                                ----------
        (Commission File Number)             (IRS Employer Identification No.)

 330 DELAWARE AVENUE, WILMINGTON, DELAWARE             19801-1622
 -----------------------------------------             ----------
 (Address of Principal Executive Offices)              (Zip Code)

                                  302-427-5957
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4 and 6 through 9 Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

        On February 21, 2001 the Registrant entered into a contract with the French Limited Partnership DALKIA, a worldwide leader in energy and heating systems management, to install the Registrant's patented "IFT System" at a number of DALKIA's facilities. Prior to the date of the contract, the Registrant had successfully completed a trial of the "IFT System" at DALKIA's facility in Lille, France. The contract has an initial term of two years with an automatic renewal provision.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 16, 2001               IONIC FUEL TECHNOLOGY, INC.


                                     /s/  Anthony J.S. Garner
                                     -----------------------------
                                     By:  Anthony J. S. Garner
                                     Its: President and Chief Executive Officer